EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Annual Report on Form 10-K for the annual period ended December 31, 2009 of Trico Marine Services, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Joseph S. Compofelice, Chief Executive Officer of the Company, and Geoff A. Jones, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2010	/s/ Joseph S. Compofelice
Joseph S. Compofelice
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Date: March 16, 2010	/s/ Geoff A. Jones
Geoff A Jones
Vice President and Chief Financial Officer (Principal Financial Officer)